Exhibit 99.1

            BancFirst Corporation Reports Second Quarter Earnings



    OKLAHOMA CITY, July 17 /PRNewswire-FirstCall/ -- BancFirst Corporation

(Nasdaq: BANF) today reported net income for the second quarter of 2003 of

$8.1 million or $1.02 diluted earnings per share which brings the first six months net income to $16.7 million or $2.09 diluted earnings per share.  Net income for the same periods in 2002 were $8.4 million, and $16.3 million, or

$1.02 and $1.97 diluted earnings per share, respectively.

    For the second quarter net interest income was $27.0 million, largely unchanged from the $27.1 million reported in the prior year.  The provision for loan losses was $1.1 million compared to $1.4 million last year.  The company recorded a $2.5 million securities gain from the sale of $70 million in securities in realigning its balance sheet rate sensitivity.  These securities gains were offset by a $2.4 million expense, included in noninterest expense, on the prepayment of $25.1 million of long term debt as part of the same restructuring.  These transactions will not have a material impact on future earnings, but better positions the company's risk position in the current rate environment.  Noninterest income, excluding securities gains,

was $11.5 million slightly up from the second quarter in 2002.  Noninterest


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expenses, excluding the expenses related to early debt retirement, were

$25.0 million compared to $24.8 million for the same period a year ago.  The effective tax rate for the second quarter was slightly higher compared to 2002 due to fewer tax credits resulting from specialized lending activities and a lower level of tax-exempt income due to lower interest rates.

    David Rainbolt, CEO, commented "Thus far our loan production and fee income growth have been able to offset the effect of lower rates on our margins.  We expect that Oklahoma's economy will allow that to continue until interest rates firm up."

    The company's assets totaled $2.85 billion an increase of $135 million over June 30, 2002.  Total loans were $1.8 billion, up $36 million over a year ago.  Deposits grew $135 million to $2.5 billion at the end of the second quarter; and stockholders equity grew 7.8% to $249.3 million.

    The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 82 banking locations serving 41 communities across

Oklahoma.

    This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters.  The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms;

competition; as well as other factors, all of which change over time.  Actual results may differ materially from forward-looking statements.


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                            BancFirst Corporation
                        Summary Financial Information
                (Dollars in thousands, except per share data)

                                                 2003

                                                                     Year-

                              Q1        Q2        Q3        Q4      To-Date

     Income Statement Data:

     Net interest income  $ 26,740  $ 27,037                      $ 53,777

     Provision for loan

      losses                   783     1,062                         1,845

     Securities

      transactions             617     2,462                         3,079

     Total noninterest

      income                11,780    13,976                        25,756

     Salaries and

      employee benefits     14,015    14,366                        28,381

     Total noninterest

      expense               24,589    27,363                        51,952

     Net income              8,598     8,072                        16,670

     Per Common Share Data:

     Net income-basic         1.09      1.04                          2.12

     Net income-diluted       1.07      1.02                          2.09

     Cash dividends

      declared                0.22      0.22                          0.44

     Common shares

      outstanding        7,808,281 7,803,239                     7,803,239

     Average

      common shares

      outstanding -

       Basic             7,916,890 7,796,999                     7,856,613

       Diluted           8,026,820 7,935,549                     7,982,233

     Performance Ratios:

     Return on average

      assets                  1.25%     1.13                          1.19%

     Return on average

      equity                 13.92     13.12                         13.52

     Net interest margin      4.32      4.21                          4.27

     Efficiency ratio        63.83     66.72                         65.32


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                                                 2002

                                                                     Year-

                              Q1        Q2        Q3        Q4      To-Date

     Income Statement Data:

     Net interest income  $ 26,564  $ 27,102  $ 28,057  $ 27,413 $ 109,330

     Provision for loan

      losses                   964     1,396     1,263     1,654     5,276

     Securities

      transactions             ---       ---        37       254       291

     Total noninterest

      income                10,224    11,419    11,948    11,816    45,212

     Salaries and

      employee benefits     13,905    14,151    14,112    13,952    56,119

     Total noninterest

      expense               23,629    24,779    25,375    24,596    98,380

     Net income              7,922     8,386     8,860     8,394    33,562

     Per Common Share Data:

     Net income-basic         0.97      1.03      1.09      1.03      4.12

     Net income-diluted       0.96      1.02      1.07      1.02      4.06

     Cash dividends

      declared                0.18      0.20      0.20      0.22      0.80

     Common shares

      outstanding        8,182,741 8,101,504 8,113,576 8,136,852 8,136,852

     Average common

      shares outstanding -

       Basic             8,204,798 8,112,475 8,106,765 8,126,941 8,136,762

       Diluted           8,288,127 8,234,294 8,244,754 8,267,407 8,260,163

     Performance Ratios:

     Return on average

      assets                  1.18%     1.23%     1.28%     1.20%     1.22%

     Return on average

      equity                 14.26     14.87     14.76     13.50     14.33

     Net interest margin      4.47      4.50      4.51      4.36      4.45

     Efficiency ratio        64.23     64.33     63.43     62.70     63.66


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                            BancFirst Corporation

                        Summary Financial Information

                                 (Continued)



                                                     2003

                                       Q1         Q2         Q3        Q4

     Balance Sheet Data:

     Total assets                 $2,838,292 $2,848,332

     Total loans                   1,819,602  1,797,364

     Allowance for loan losses        24,694     25,004

     Securities                      545,991    530,644

     Deposits                      2,477,755  2,502,304

     Stockholders' equity            242,574    249,314

     Book value per common share       31.07      31.95

     Tangible book value per

      common share                     28.31      29.21

     Balance Sheet Ratios:

     Average loans to deposits         75.12%     72.29

     Average earning assets to

      total assets                     91.13      91.43

     Average stockholders' equity

      to average assets                 8.96       8.65

     Asset Quality Data:

     Past due loans                  $ 2,469    $ 1,521

     Nonaccrual loans                 14,412     13,756

     Restructured loans                  640        503

     Total nonperforming and

      restructured loans              17,521     15,780

     Other real estate owned and

      repossessed assets               3,254      2,934

     Total nonperforming and

      restructured assets             20,775     18,714

     Asset Quality Ratios:

     Nonperforming and

      restructured loans to total

      loans                             0.96%      0.88%

     Nonperforming and

      restructured assets to total

      assets                            0.73       0.66

     Allowance to total loans           1.36       1.39

     Allowance to nonperforming

      and restructured loans          140.94     158.45


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                                                      2002
                                       Q1        Q2          Q3        Q4
     Balance Sheet Data:

     Total assets                $2,748,882 $2,713,431  $2,808,503 $2,796,862

     Total loans                  1,745,173  1,761,158   1,785,927  1,814,862

     Allowance for loan losses       24,058     24,730      23,707     24,367

     Securities                     559,513    567,466     565,085    565,225

     Deposits                     2,378,101  2,367,533   2,445,620  2,428,648

     Stockholders' equity           222,371    231,339     244,286    251,508

     Book value per common share      27.17      28.55       30.11      30.91

     Tangible book value per

      common share                    24.48      25.85       27.42      28.25

     Balance Sheet Ratios:

     Average loans to deposits        73.29%     74.07%      73.90%     74.30%

     Average earning assets to

      total assets                    90.38      90.59       91.17      91.18

     Average stockholders' equity

      to average assets                8.25       8.30        8.67       8.88

     Asset Quality Data:

     Past due loans                 $ 1,495   $    796    $  1,484   $  2,515

     Nonaccrual loans                13,193     13,806      10,603     10,899

     Restructured loans                 694      1,011       1,117        497

     Total nonperforming and

      restructured loans             15,382     15,613      13,204     13,911

     Other real estate owned and

      repossessed assets              3,758      3,718       3,337      2,819

     Total nonperforming and

      restructured assets            19,140     19,331      16,541     16,730

     Asset Quality Ratios:

     Nonperforming and

      restructured loans to total

      loans                            0.88%      0.89%       0.74%      0.77%

     Nonperforming and

      restructured assets to total

      assets                           0.70       0.71        0.59       0.60

     Allowance to total loans          1.38       1.40        1.33       1.34

     Allowance to nonperforming

      and restructured loans         156.40     158.39      179.54     175.16


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                            BancFirst Corporation

                     Consolidated Average Balance Sheets

                         And Interest Margin Analysis

                           Taxable Equivalent Basis



                              Three Months Ended         Six Months Ended

                                June 30, 2003              June 30, 2003

                                    Interest Average          Interest Average

                           Average   Income/  Yield/  Average  Income/  Yield/

                           Balance   Expense  Rate    Balance  Expense   Rate

    ASSETS

    Earning assets:

      Loans             $1,801,221  $29,068  6.47%  $1,814,311 $58,409   6.49%

      Securities -

       taxable             500,731    5,573  4.46      511,728  11,719   4.62

      Securities -

       tax exempt           37,494      611  6.53       38,691   1,274   6.64

      Federal funds

       sold                270,035      804  1.19      213,585   1,267   1.20

         Total earning

          assets         2,609,481   36,056  5.54    2,578,315  72,669   5.68

    Nonearning assets:

      Cash and due

       from banks          118,995                     121,343

      Interest

       receivable and

       other assets        150,245                     149,392

      Allowance for

       loan losses         (24,574)                    (24,521)

         Total nonearning

          assets           244,666                     246,214

         Total assets   $2,854,147                  $2,824,529


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    LIABILITIES AND

     STOCKHOLDERS' EQUITY

    Interest-bearing

     liabilities:

      Transaction

       deposits          $ 380,701     424    0.45%  $ 377,612    933    0.50%

      Savings

       deposits            731,991   2,660    1.46     696,889  5,395    1.56

      Time deposits        773,494   4,442    2.30     790,424  9,529    2.43

      Short-term

       borrowings           29,974      89    1.19      25,954    157    1.22

      Long-term

       borrowings           30,301     418    5.53      31,660    887    5.65

      9.65% Capital

       Securities           25,000     611    9.80      25,000  1,223    9.87

         Total interest-

          bearing

          liabilities    1,971,461   8,644    1.76   1,974,539 18,124    1.88



    Interest-free

     funds:

      Demand deposits      605,356                     597,403

      Interest

       payable and other

       liabilities          30,476                      30,954

      Stockholders'

       equity              246,854                     248,633

        Total interest

         free funds        882,686                     876,990

        Total

         liabilities

         and

         stockholders'  $2,854,147                  $2,824,529

         equity

    Net interest

     income                        $27,412                    $54,545

    Net interest                              3.78%                      3.81%

     spread

    Net interest                              4.21%                      4.27%

     margin


SOURCE  BancFirst

    -0-                             07/17/2003

    /CONTACT:  Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or

David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/

    (BANF)

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